AFL-CIO HIT Invests $33.6 Million in Bassett Creek Apartments

in Minneapolis, Minnesota

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $37.6 million new construction of the Bassett Creek apartments development in Minneapolis, MN. The project will create an estimated 344,690 hours of union construction work and 139 market rate units of housing with 3,670 square feet of retail space on the main level. The project will be located in the North Loop Neighborhood in Downtown Minneapolis.

The HIT is purchasing $33.6 million of Ginnie Mae construction loan certificates and a permanent loan certificate. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

This is HIT’s 20th project in Minneapolis and its 91st project in the state of Minnesota.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust | 2401 Pennsylvania Ave., NW, Suite 200, Washington, DC 20037

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